SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                          Money Market Management, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                          MONEY MARKET MANAGEMENT, INC.

Proxy Statement - Please Vote!



TIME IS OF THE ESSENCE ... VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Money Market Management, Inc., will hold a special meeting of shareholders on November 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the process and the proposals.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

How do I vote my shares?
You may vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

         1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card.
         2. do not respond at all, we may contact you by telephone to request that you cast your vote. 3. sign and return the Proxy Card without indicating a preference, your vote will be cast "for"
                  all the proposals.
         4.       check more than one box for each proposal, you invalidate
                    your vote for that proposal.

What are the issues?
The proposals include:
         o        the election of Directors;
         o        an amendment to and restatement of the Articles of
                    Incorporation; and
         o a proposed reorganization of Money Market Management into a newly created portfolio of Money Market Obligations Trust.

Why are individuals recommended for election to the Board of Directors?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

Why are the Directors recommending an amendment to the Articles of Incorporation?
The Declaration organizing the Fund was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Articles that permits the Fund to benefit from these developments.

Why is the Reorganization being proposed?
Money Market Management's Board of Directors and investment adviser believe that the Fund's management structure can be simplified by reorganizing as a portfolio of Money Market Obligations Trust ("MMOT"), another money market mutual fund. After the Reorganization, the original Fund will be dissolved. MMOT offers a variety of portfolios investing in money market securities, each with its own investment objective.

How will the Reorganization affect my investment?
*        The shares you own and the value of your investment will not change.
*        The Reorganization will be a tax-free event.
* There will not be sales loads, commissions, or transaction fees in connection with the Reorganization.
*        The investment objective will remain the same.
* There will be no increases in the fees payable to the Fund's adviser because of the Reorganization.

Federated Investment Management Company, the Fund's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of shareholders and the Fund. The Board believes that the proposed changes will be applied responsibly by the adviser.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is
1-800-341-7400.



                   After careful consideration, the Board of Directors has
                    unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                       20
                                   DEFINITIVE


                          MONEY MARKET MANAGEMENT, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1999

        A special meeting of the shareholders of Money Market Management, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 30, 1999 to consider proposals:

                     (1)   To elect three Directors.



                     (2) To approve an amendment to, and a restatement of, the Fund's Articles of Incorporation to permit the Board to liquidate assets of the Fund, its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval to the extent permitted under Maryland law.

                     (3) To approve a proposed Agreement and Plan of Reorganization between the Fund and Money Market Obligations Trust, on behalf of its series, Money Market Management (the "New Fund"), whereby the New Fund would acquire all of the assets of the Fund in exchange for shares of the New Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and termination of the Fund.



                           To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed September 21, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

   October 12, 1999

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



About the Proxy Solicitation and the Meeting..............................3

Election of Three Directors...............................................3

About the Election of Directors...........................................4

Directors Standing for Election...........................................4

Approval of an Amendment to and a Restatement of the Fund's
     Articles of Incorporation............................................5

Approval of the Proposed Agreement and Plan of Reorganization.............6

Information About the Fund...............................................10

Proxies, Quorum and Voting at the Meeting................................10

Share Ownership of the Directors.........................................11

Director Compensation....................................................11

Officers and Incumbent Directors of the Fund.............................13

Other Matters and Discretion of Attorneys Named in the Proxy.............17

Appendix I:  Agreement and Plan of Reorganization.......................I-1

Appendix II:  Comparison of Investment Policies and Limitations........II-1

                                        3
                                   DEFINITIVE

                                 PROXY STATEMENT


                          MONEY MARKET MANAGEMENT, INC.
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

            The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on November 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the proposed amendment to the Articles of Incorporation, as well as the proposed reorganization (the "Reorganization") of the Fund, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 12, 1999, to shareholders of record at the close of business on September 21, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding 78,873,312 shares of common stock.

         The Fund's annual report, which includes audited financial statements for the fiscal year ended December 31, 1998, was previously mailed to shareholders. The Fund's semi-annual report, which contains unaudited financial statements for the period ended June 30, 1999, was also previously mailed to shareholders. The Fund's annual report and semi-annual report are incorporated by reference into this Proxy Statement. The Fund will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report and/or semi-annual report. Requests for an annual or semi-annual report may be made by writing to the Fund's principal executive offices or by calling the Fund. The Fund's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Fund's toll-free telephone number is 1-800-341-7400.



                    PROPOSAL #1: ELECTION OF THREE DIRECTORS

        The persons named as proxies intend to vote in favor of the election of John F. Cunningham, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. Messrs. Cunningham, Mansfield and Walsh are presently serving as Directors. Please see "About the Election of Directors" below for current information about the Nominees, and "Officers and Incumbent Directors of the Fund" in this Proxy Statement for current information about the incumbent Directors who have previously been elected by shareholders.

         Messrs. Cunningham, Mansfield and Walsh were appointed Directors on January 1, 1999, to fill vacancies created by the decision to expand the size of the Board. All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality vote, which means that the three individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Fund. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
            SHAREHOLDERS VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR
                 ELECTION TO THE BOARD OF DIRECTORS OF THE FUND

About the Election of Directors

            Maryland law does not require the election of the Fund's Directors each year, and shareholders should anticipate that, prior to election of successor Directors, incumbent Directors will hold office during the lifetime of the Fund, except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.


Directors Standing for Election

        Set forth below is a listing of the Directors standing for election, along with their addresses, birth dates, present positions with the Fund and principal occupations during the past five years:

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

   Birth date:  March 5, 1943

Director

     Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems). Previous
Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

   Birth date:  April 10, 1945

Director

        Director or Trustee of some of the Funds in the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birth date:  November 28, 1957

Director

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly, Vice President, Walsh & Kelly, Inc.

        PROPOSAL #2: TO APPROVE AN AMENDMENT TO AND A RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE THE ASSETS OF THE FUND, ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED UNDER MARYLAND LAW

            Mutual funds, such as the Fund, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Fund, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Articles of Incorporation in 1992, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Certain items in the Fund's current Articles of Incorporation prohibit the Fund from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting. Accordingly, the Directors have approved, and have authorized the submission to the shareholders of the Fund for their approval, an amendment to the Fund's Articles of Incorporation which is described below. The approval of the proposed amendment will require the affirmative vote of a majority of the aggregate number of shares of the Fund entitled to be cast thereon. (See "Proxies, Quorum and Voting at the Meeting" below.)

          Shareholders are being asked to approve an amendment to the Fund's Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Fund, or a class or series of the Fund, and then redeem all outstanding shares of any series or class of the Fund. Currently, a vote of shareholders is required to liquidate the Fund. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of the Fund's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Incorporation as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Fund or a series of class thereof. If it is determined that it is no longer advisable to continue the Fund, or a series or class thereof, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain. Depending on the terms of Maryland corporate law, which may change from time to time, if this proposal is approved by shareholders, the Directors may be authorized to liquidate a class or series of the Fund by Board action without a further shareholder vote. The Directors have no present intention of liquidating the Fund.

         If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

         "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Corporation then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation, or any affected class or series thereof."

             In the event that the amendment to the Articles of Incorporation to allow the Directors to liquidate the Fund, or a series or class thereof, as set forth above, is not approved by the shareholders, the provisions of the Articles of Incorporation shall remain as they are presently, and the Directors will consider what action, if any, should be taken.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

               PROPOSAL #3: TO APPROVE THE PROPOSED REORGANIZATION

            The Board of Directors of the Fund has voted to recommend to shareholders of the Fund the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolio, Money Market Management (the "New Fund"), would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the New Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Fund on the date of the Reorganization.

         MMOT is an open-end management investment company that consists of a number of portfolios, each of which has its own investment objective. The New Fund is a newly-organized portfolio of MMOT (initially a "shell" portfolio) with the same investment objective as the Fund, which is to provide for its shareholders current income consistent with stability of principal. The permissible investments for the New Fund are the same as the permissible investments for the Fund, and the New Fund uses comparable investment strategies. The Fund pursues its investment objective by investing in a portfolio of high quality fixed income securities maturing in one year or less, and the New Fund pursues its investment objective by investing in a portfolio of high quality fixed income securities maturing in 397 days or less. The average maturity of money market instruments in the New Fund's and the Fund's portfolios, computed on a dollar weighted basis, will be 90 days or less. Both the New Fund and the Fund are money market mutual funds which seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that either the New Fund or the Fund will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) Investments in the New Fund and the Fund are neither insured nor guaranteed by the U.S. government.

         As a condition to the Reorganization, the Fund and MMOT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Fund or the New Fund or by the shareholders of the Fund. The tax basis of the New Fund shares received by Fund shareholders will be the same as the tax basis of their shares in the Fund.

          Significant components of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Fund and MMOT, a copy of which is attached as Appendix I to this Proxy Statement.

Description of the Reorganization Agreement

              The Reorganization Agreement provides that all of the assets of the Fund will be transferred to the New Fund, subject to the liabilities of the Fund. Each holder of shares of the Fund will receive the same number (with the same aggregate value) of shares of the New Fund as the shareholder had in the Fund immediately prior to the Reorganization. The Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the New Fund.

         Following the transfer of assets (subject to liabilities) of the Fund to the New Fund, and the issuance of shares by the New Fund to the Fund, the Fund will distribute the shares of the New Fund received by the Fund among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund. Following the Reorganization, shareholders of the Fund will be shareholders of the New Fund. Upon the completion of the Reorganization, the Fund will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Fund will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the New Fund issued in connection with the Reorganization.

         The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after December 1, 1999.

         The Fund's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and a portion of the costs of preparing, printing, copying and mailing proxy solicitation materials to the Fund's shareholders.

         The Reorganization may be terminated at any time prior to its consummation by either the Fund or MMOT if circumstances should develop that, in the opinion of either the Board of the Fund or the Board of Trustees of MMOT, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of the shareholders of the Fund and the New Fund; and
(ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Fund or the shareholders of the New Fund, as the case may be.

Reasons for the Proposed Reorganization

            The Fund was established as a Maryland corporation in 1992. Although the Board has been satisfied with the Fund's performance, it, and the Fund's distributor and administrator, believe that reorganizing the Fund as a portfolio of MMOT could streamline the Fund's distribution and administration. Accordingly, the Fund's distributor and administrator have recommended to the Board of Trustees of MMOT that the New Fund be organized for the purpose of acquiring the Fund's assets and thereby reorganizing the Fund as a portfolio of MMOT. The Fund's distributor and administrator similarly recommended to the Directors of the Fund that the Fund's assets be transferred to MMOT, on behalf of the New Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Fund's distributor and administrator emphasized the comparable advisory services provided the Fund and the New Fund, the identical investment objectives and similar investment policies of the Fund and the New Fund, and the administrative convenience and simplification of management achievable by operating the Fund as a portfolio of MMOT.



Board of Directors' Considerations and Recommendations

            The Fund's Board of Directors, at its meeting on May 18, 1999, concluded that the reorganization of the Fund as a portfolio of MMOT could provide for streamlined distribution and administration. The Fund's Directors also noted that Fund shareholders would continue to receive the same quality of investment management services from the New Fund's investment adviser, which is also the Fund's current investment adviser. The Fund's Board of Directors, including a majority of the Directors who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Fund and that the interests of the Fund shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Fund will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Directors of the Fund unanimously voted to approve, and recommended to Fund shareholders the approval of, the Reorganization.

         The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on May 18, 1999, unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the New Fund, and that the interests of New Fund shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement.

     Under the terms of the Fund's Articles of Incorporation, the approval of the Reorganization requires the affirmative vote of a majority of the aggregate number of shares of the Fund entitled to vote thereon. (See "Proxies, Quorum and Voting at the Meeting" below.)

Federal Income Tax Consequences

            As a condition to the Reorganization, the Fund and MMOT, on behalf of the New Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Fund and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code, and the Fund and the New Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the New Fund upon its receipt of the Fund's assets (subject to the liabilities of the Fund) in exchange for New Fund shares; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets (subject to the liabilities of the Fund) to the New Fund in exchange for New Fund shares or upon the distribution (whether actual or constructive) of the New Fund shares to the Fund shareholders in exchange for their shares of the Fund;
(4) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their Fund shares for New Fund shares; (5) the tax basis of the Fund's assets acquired by the New Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization; (6) the tax basis of New Fund shares received by each shareholder of the Fund pursuant to the Reorganization will be the same as the tax basis of Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the Fund in the hands of the New Fund will include the period during which those assets were held by the Fund; and (8) the holding period of New Fund shares received by each shareholder of the Fund pursuant to the Reorganization will include the period during which the Fund shares exchanged therefor were held by such shareholder, provided the Fund shares were held as capital assets on the date of the Reorganization.

          The Fund and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

Comparison of Investment Policies and Risk Factors

             The investment objective of the Fund is identical to the investment objective of the New Fund. Investments in the Fund and the New Fund are not insured or guaranteed by the U.S. government. Since the Fund and the New Fund are managed to maintain a constant net asset value, the Fund and the New Fund have little risk of principal loss. However, investments in the Fund and the New Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities owned by the Fund and the New Fund will have their credit ratings downgraded; the ability of the issuers of securities owned by the Fund and the New Fund to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities owned by the Fund and the New Fund, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); and prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Fund and the New Fund at a generally lower interest rate. These risks could result in a loss of value of an investment in the Fund, or in the New Fund when it commences operations.

          The investment policies and restrictions of the New Fund have been established so as to be comparable to the current investment policies and restrictions of the Fund. The differences between the investment policies and restrictions of the Fund and those of the New Fund result, in part, from the standardization of certain investment policies and restrictions among the Federated Funds, including the New Fund, and the elimination of certain investment limitations which govern the Fund and had been previously required under state law. A number of these investment limitations have been preempted and are no longer applicable, and hence, the New Fund is not required to adopt such limitations. Additionally, certain of the Fund's investment policies were originally adopted as fundamental policies, when there was (and is) no legal requirement that they be fundamental. Consequently, the New Fund is subject to identical (or nearly identical) non-fundamental investment policies. Appendix II to this Proxy Statement identifies the differences in the investment policies and restrictions of the Fund and the New Fund. The investment adviser to the Fund and the New Fund does not believe that the differences in investment policies and restrictions are material. In addition, the adviser believes that the level of risk of an investment in the Fund is comparable to, and does not materially differ from, the level of risk of an investment in the New Fund.

Comparative Information on Shareholder Rights and Obligations

            The Fund is organized as a Maryland corporation pursuant to Articles of Incorporation, while MMOT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Fund, as defined in its Articles of Incorporation, By-Laws and under the laws of the State of Maryland, and the rights of shareholders of MMOT, as set forth in its Declaration of Trust, By-Laws, and under the laws of the Commonwealth of Massachusetts, relating to voting, distributions and redemptions, are substantively similar. Set forth below is a brief summary of the significant rights of shareholders of the Fund and of MMOT, as well as an explanation of material differences of the Fund and MMOT regarding shareholder rights.

         Neither the Fund nor MMOT are required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Directors or Trustees, as applicable, under certain circumstances. A special meeting of shareholders of either the Fund or MMOT for any permissible purpose shall be called by the Directors or Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Fund or MMOT, as the case may be. Each share of the Fund and MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of the New Fund are entitled to vote on matters only affecting the New Fund.

         As provided under Maryland law, shareholders of the Fund are generally not held personally liable for obligations of the Fund. Under certain circumstances, shareholders of the of the New Fund may be held personally liable as partners under Massachusetts law for obligations of MMOT. To protect their shareholders, MMOT has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of MMOT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that MMOT or its Trustees enter into or sign.
         In the unlikely event a shareholder is held personally liable for the New Fund's obligations, the New Fund is required to use its property to protect or compensate the shareholder. On request, the New Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the New Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of MMOT.

Purchase and Redemption Information, Exchange Privileges, Distribution and
Pricing

         The purchase, redemption, exchange privileges and distribution policies of the Fund and the New Fund are identical.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT

                         INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Meeting

            Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The favorable vote of a majority of the aggregate number of shares of the Fund entitled to vote is required to approve both the proposed amendment to the Articles of Incorporation and the Reorganization. Directors are elected by a plurality vote.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-third of the shares of stock of the Fund then outstanding and entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Insurance Series; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Management; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Management; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.

Share Ownership of the Directors

Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, no person owned to the knowledge of management, more than 5% of the Fund's outstanding shares:



Director Compensation

Name and Position                           Aggregate                        Total Compensation Paid
With Fund                                 Compensation                         From Fund Complex+
                                           From Fund1#
-------------------------------------- -------------------- ----------------------------------------------------------
John F. Donahue*@                              $0           $0 for the Fund and 54 other
Chairman and Director                                       investment companies in the Fund Complex
Thomas G. Bigley                            $1,076.32       $113,860.22 for the Fund and 54 other
Director                                                    investment companies in the Fund Complex
John T. Conroy, Jr.                         $1,184.12       $125,264.48 for the Fund and 54 other
Director                                                    investment companies in the Fund Complex
Nicholas P. Constantakis                    $1,076.32       $47,958.02 for the Fund and 29 other
Director                                                    investment companies in the Fund Complex
John F. Cunningham**                           $0           $0 for the Fund and 46 other
Director                                                    investment companies in the Fund Complex
J. Christopher Donahue*                        $0           $0 for the Fund and 16 other
President and Director                                      investment companies in the Fund Complex
Lawrence D. Ellis, M.D. *                   $1,076.32       $113,860.22 for the Fund and 54 other
Director                                                    investment companies in the Fund Complex
Peter E. Madden                             $1,076.32       $113,860.22 for the Fund and 54 other
Director                                                    investment companies in the Fund Complex
Charles F. Mansfield, Jr.**                    $0           $0 for the Fund and 50 other
Director                                                    investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D. @         $1,076.32       $113,860.22 for the Fund and 54 other
Director                                                    investment companies in the Fund Complex
Marjorie P. Smuts                           $1,076.32       $113,860.22 for the Fund and 54 other
Director                                                    investment companies in the Fund Complex
John S. Walsh**                                $0           $0 for the Fund and 48 other
Director                                                    investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended December 31, 1998.

# The aggregate compensation is provided for the Fund which is comprised of one portfolio.

+ The information is provided for the last calendar year.

* The  Director  is deemed to be an  "interested  person" as defined in the 1940
Act.

@ Member of the Executive Committee.

** Messrs. Cunningham, Mansfield and Walsh became members of the Board of Directors on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

        During the fiscal year ended December 31, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

            The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

            For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended December 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

   Officers and Incumbent Directors of the Fund

            The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Fund, as well as of the incumbent Directors who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:


John F. Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  July 28, 1924

Chairman and Director

Dates Became an Officer and a Director:  August 27, 1992 and August 19, 1992

   Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, President and Director of the Fund.

Thomas G. Bigley

15 Old Timber Trail
Pittsburgh, PA

   Birth date: February 3, 1934

Director

Date Became a Director:  November 15, 1994

Director or Trustee of the Federated Fund Complex; Director, Member of the Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly:
Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
   Wood/ Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birth date: June 23, 1937

Director

Date Became a Director:  August 19, 1992

Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

   Birth date:  September 3, 1939

Director

Date Became a Director:  February 23, 1998

Director of Trustee of the Federated Fund Complex; formerly: Partner, Andersen Worldwide SC.


J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  April 11, 1949

President and Director

Date Became an Officer and Director: August 27, 1992 and August 19, 1992

   President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

   Birth date: October 11, 1932

Director

Date Became a Director: August 19, 1992

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

   Birth date: March 16, 1942

Director

Date Became a Director: August 19, 1992

Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

   Birth date:  December 20, 1932

Director

Date Became a Director:  February 14, 1995

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

   Birth date: June 21, 1935

Director

Date Became a Director: August 19, 1992

Director    or    Trustee    of   the    Federated    Fund    Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; television producer; business owner.


Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  October 22, 1930

Executive Vice President

   Date Became an Officer:  June 1, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  October 26, 1938

Executive Vice President and Secretary

   Date Became an Officer:  June 1, 1995

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.


William D. Dawson, III
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998

   Chief Investment Officer of the Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Richard J. Thomas
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions within Funds Financial Services Division of Federated Investors, Inc.


Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  May 17, 1923

Vice President

Date Became an Officer:  August 27, 1992

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.


Deborah A. Cunningham
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

   Birth date:  September 15, 1959

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President, Federated Investment Management Company.

            None of the Officers of the Fund received salaries from the Fund during the fiscal year ended December 31, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

            The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Management, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.


    SHAREHOLDERS         ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
                         PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
                         WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       By Order of the Board of Directors,

                                                         John W. McGonigle
                                                                 Secretary

   October 12, 1999

                          MONEY MARKET MANAGEMENT, INC.


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

   KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Money Market Management, Inc. (the "Fund"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MONEY MARKET MANAGEMENT, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

   By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Directors of the Fund

                                    FOR                                [   ]

   Proposal 1 To elect John F. Cunningham, Charles F. Mansfield, Jr. and John S. Walsh as Directors of the Fund FOR [ ] WITHHOLD AUTHORITY TO VOTE [ ] VOTE FOR ALL EXCEPT [ ] If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal          2    To approve an amendment to, and a restatement of, the
                  Fund's Articles of Incorporation to permit the Board to liquidate assets of the Fund, its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval to the extent permitted under Maryland law
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


Proposal          3    To approve a proposed Agreement and Plan of
                  Reorganization between the Fund and Money Market Obligations Trust, on behalf of its series, Money Market Management (the "New Fund"), whereby the New Fund would acquire all of the assets of the Fund in exchange for shares of the New Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and termination of the Fund
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]


                                               YOUR VOTE IS
                                               IMPORTANT Please
                                               complete, sign and
                                               return this card
                                               as soon as
                                               possible.



                                               Dated


                                               Signature


                                               Signature (Joint Owners)


   Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

                                       I-1
                                   APPENDIX I



                      AGREEMENT AND PLAN OF REORGANIZATION


              AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 1999 (the "Agreement") between Money Market Management, Inc., a Maryland corporation (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust, a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio, Money Market Management (the "Successor Fund").

              WHEREAS, the Board of Directors of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

              WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

              NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.       Plan of Exchange.

                  (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

                  (b) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

                  (c) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

                  (d) The Exchange Date shall be December 1, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

                  (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

         2. The Fund's Representations and Warranties. The Fund represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

                  (a) The Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

                  (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

         3. The Trust's Representations and Warranties. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:

                  (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                  (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

                  (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

         4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

                  (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

                  (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

                  (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

         5. The Fund's Conditions Precedent. The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         6. The Trust's and the Fund's Conditions Precedent. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

                  (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Directors of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

                  (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

                  (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

         Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

         7. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

         If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Directors, officers or shareholders of the Fund, in respect of this Agreement.

         8. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

         9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

         11.      Capacity of Trustees, Etc.
                  (a) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

                  (b) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

         12. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.





                                                     MONEY MARKET MANAGEMENT, INC.



ATTEST:  /s/ Gail Cagney                             /s/ John W. McGonigle
           Title:  Assistant Secretary               Title:  Executive Vice President


                                                     MONEY MARKET OBLIGATIONS
                                                     TRUST, on behalf of its portfolio,
                                                     Money Market Management



ATTEST:  /s/ Gail Cagney                             /s/ John W. McGonigle
           Title:  Assistant Secretary               Title:  Executive Vice President


                                      II-1
                                   APPENDIX II

                        COMPARISON OF INVESTMENT POLICIES
                                 AND LIMITATIONS


         Set forth below is a comparison of the investment policies and restrictions of the Fund and the New Fund:

                 FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

Permissible Investments

   The Fund: "The Fund pursues its investment objective by investing in a portfolio of money market instruments which include, but are not limited to, instruments of foreign and domestic banks and savings and loans, U.S. government obligations, repurchase agreements, prime commercial paper (including Euro-commercial paper), and instruments secured by such obligations."

The New Fund: The New Fund is subject to an identical non-fundamental investment policy.

Diversification of Investments

   The Fund: The Fund is not subject to a fundamental investment policy regarding diversification of its investments; however, the Fund is registered as a diversified investment company under the 1940 Act, and, as a money market fund, the Fund operates in accordance with the various requirements of the 1940 Act's Rule 2a-7 and complies with Rule 2a-7's diversification requirements.

The New Fund: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

Issuing Senior Securities and Borrowing Money

   The Fund: "The Fund will not borrow money, except as a temporary measure for extraordinary purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio instruments would be inconvenient or disadvantageous. Interest paid on borrowed funds will not be available for investment. The Fund may not purchase any portfolio instruments while any borrowings (exclusive of reverse repurchase agreements) are outstanding."

The New Fund: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

Selling Short and Buying on Margin

   The Fund: "The Fund will not sell any securities short or purchase any securities on margin."

The New Fund: The New Fund is not subject to an investment limitation regarding selling securities short. The New Fund is subject to a non-fundamental investment limitation relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

Investing in Real Estate and Commodities

   The Fund: "The Fund will not invest in commodities, commodity contracts or real estate, except that it may purchase money market instruments issued by companies that invest in real estate or interests in real estate."

The New Fund: The New Fund is subject to separate fundamental policies governing investing in commodities and real estate that provide:

"The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

"The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

Pledging Assets

   The Fund: "The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing."

The New Fund: The New Fund is subject to a non-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

Lending Cash or Securities

   The Fund: "The Fund will not lend any assets, except as it may purchase or hold money market instruments permitted by its investment objective and policies."

The New Fund: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

Underwriting Securities

   The Fund: "The Fund will not act as an underwriter of securities of securities issued by others, except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies and limitations."

The New Fund: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

Concentration of Investments

   The Fund: "The Fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations, or instruments secured by these money market instruments such as repurchase agreements, shall not be considered investments in any one industry."

   The New Fund: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments are not deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

Investing in Securities of Other Investment Companies

   The Fund: "The Fund will not invest in securities issued by any other investment company."

The New Fund: The New Fund is subject to a non-fundamental investment policy that provides that "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies."


Investing for Control

   The Fund: "The Fund will not invest in securities of a company for the purpose of exercising control or management."

The New Fund: The New Fund is not subject to a comparable investment limitation.


               NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS


Portfolio Instruments


The Fund: "The Fund invests in a portfolio of high quality fixed income securities maturing in one year or less."

The New Fund: "The Fund pursues its investment objective by investing in a portfolio of high quality fixed income securities maturing in 397 days or less."

Permissible Investments

   The Fund: The Fund may invest in fixed income securities, corporate debt securities, commercial paper, demand instruments, bank instruments, asset-backed securities and zero coupon securities. In addition, the Fund may invest in foreign securities, depository receipts and foreign government securities. The Fund may engage in repurchase agreements, reverse repurchase agreements and delayed delivery transactions.

The New Fund: The New Fund may invest in the same types of investments and may engage in the same types of transactions.

Investing in Illiquid Securities


     The Fund: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities."

The New Fund: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

State Undertakings


     The Fund: "The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year."

The New Fund:  The New Fund is not subject to comparable undertakings.